UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Crown Castle Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

HOME MEET THE BOARD SHAREHOLDER RESOURCES HOW TO VOTE The Right Strategy for Crown Castle's Future At Crown Castle’s Annual Meeting of Stockholders on May 22, 2024, shareholders will have the opportunity to VOTE FOR our highly qualified and experienced Board nominees, who are taking decisive actions to create a stronger and more valuable company. Latest Shareholder Materials APRIL 11, 2024: CROWN CASTLE HIGHLIGHTS ACTIONS UNDERWAY TO CREATE STRONGER AND MORE VALUABLE COMPANY APRIL 10, 2024: CROWN CASTLE APPOINTS TOWER INDUSTRY VETERAN STEVEN J. MOSKOWITZ AS PRESIDENT AND CHIEF EXECUTIVE OFFICER MARCH 25, 2024: CROWN CASTLE ISSUES OPEN LETTER TO SHAREHOLDERS MARCH 5, 2024: CROWN CASTLE COMMENTS ON SELF-SERVING, UNFOUNDED LITIGATION BROUGHT BY TED MILLER FEBRUARY 20, 2024: CROWN CASTLE REITERATES ACTIONS UNDERWAY TO ENHANCE AND UNLOCK SHAREHOLDER VALUE The Crown Castle Board and management team are making significant strides to improve performance, including: Naming Steven J. Moskowitz, with 25-plus years of tower industry experience and a proven track record of value creation, as President and CEO. Following a robust search process, the Board’s CEO Search Committee unanimously determined that Mr. Moskowitz is the candidate best suited to oversee our strategy and path forward. He possesses all the key skill sets that the Board was looking for, including strong operating experience with domain expertise, strategic capital allocation and prior CEO experience leading high-performing teams.

Undertaking a strategic and operating review of our fiber and small cell business. Since December 2023, the Fiber Review Committee of the Board has been working with Morgan Stanley, BofA Securities, Paul, Weiss and leading industry consultants at Altman Solon to determine the best path forward for this business segment. The Board is prepared to execute on any actionable strategic alternative that is value accretive to Crown Castle and its shareholders.

Strengthening the Board. The Board’s current composition reflects its proactive refreshment process and rigorous selection criteria geared toward safeguarding value for shareholders and is consistent with good governance principles. In addition to the recent appointment of Mr. Moskowitz to the Board, over the past year, the Company has added four highly qualified directors. As a result of these appointments, eight of our 13 directors have been added to the Board since 2020 and the average tenure of our directors is 5.7 years.

Vote FOR CCI Today Protect the value of your investment in Crown Castle. Vote the WHITE proxy card today. HOW TO VOTE INVESTORS Dan Schlanger, CFO Kris Hinson, VP & Treasurer Crown Castle Inc. (713) 570-3050 MEDIA Andy Brimmer / Adam Pollack Joele Frank, Wilkinson Brimmer Katcher (212) 355-4449 QUESTIONS? Please contact the Company's proxy solicitor, INNISFREE M&A INCORPORATED, for assistance voting your shares at:

(877) 717-3904 (toll-free from the United States and Canada) or +1 (412) 232-3651 (from other locations) Sign Up for Updates NAME EMAIL ADDRESS

HOME MEET THE BOARD SHAREHOLDER RESOURCES HOW TO VOTE Meet the Board Crown Castle’s Board of Directors is comprised of 13 diverse individuals with significant executive and public-company board experience. Our directors have deep expertise across telecommunications, towers, fiber, real estate and REIT, as well as strategic planning, finance, M&A and technology.

Crown Castle's Board is highly engaged and refreshed, with four new independent directors added in the last year, and eight of the Company's 13 directors appointed since 2020.

P. Robert Bartolo Board Chair (since 2022) LEARN MORE

Cindy Christy Director LEARN MORE

Ari Q. Fitzgerald Director LEARN MORE

Jason Genrich Director LEARN MORE

Andrea J. Goldsmith Director LEARN MORE

Tammy K. Jones Director LEARN MORE

Kevin T. Kabat Director LEARN MORE

Anthony J. Melone Director LEARN MORE

Steven J. Moskowitz Director LEARN MORE

Sunit S. Patel Director LEARN MORE

Bradley E. Singer Director LEARN MORE

Kevin A. Stephens Director LEARN MORE

Matthew Thornton, III Director LEARN MORE INVESTORS Dan Schlanger, CFO Kris Hinson, VP & Treasurer Crown Castle Inc. (713) 570-3050 MEDIA Andy Brimmer / Adam Pollack Joele Frank, Wilkinson Brimmer Katcher (212) 355-4449 QUESTIONS? Please contact the Company's proxy solicitor, INNISFREE M&A INCORPORATED, for assistance voting your shares at:

(877) 717-3904 (toll-free from the United States and Canada) or +1 (412) 232-3651 (from other locations) Sign Up for Updates NAME EMAIL ADDRESS

HOME MEET THE BOARD SHAREHOLDER RESOURCES HOW TO VOTE Shareholder Resources Shareholder Letters APRIL 11, 2024 Shareholder Letter #2 READ MORE MARCH 25, 2024 Shareholder Letter #1 READ MORE Press Releases APRIL 11, 2024 Crown Castle Highlights Actions Underway to Create Stronger and More Valuable Company READ MORE APRIL 10, 2024 Crown Castle Appoints Tower Industry Veteran Steven J. Moskowitz as President and Chief Executive Officer READ MORE MARCH 25, 2024 Crown Castle Issues Open Letter to Shareholders READ MORE MARCH 5, 2024 Crown Castle Comments on Self-Serving, Unfounded Litigation Brought by Ted Miller READ MORE FEBRUARY 20, 2024 Crown Castle Reiterates Actions Underway to Enhance and Unlock Shareholder Value READ MORE SEC Filings APRIL 11, 2024 2024 Proxy Statement READ MORE INVESTORS Dan Schlanger, CFO Kris Hinson, VP & Treasurer Crown Castle Inc. (713) 570-3050 MEDIA Andy Brimmer / Adam Pollack Joele Frank, Wilkinson Brimmer Katcher (212) 355-4449 QUESTIONS? Please contact the Company's proxy solicitor, INNISFREE M&A INCORPORATED, for assistance voting your shares at:

(877) 717-3904 (toll-free from the United States and Canada) or +1 (412) 232-3651 (from other locations) Sign Up for Updates NAME EMAIL ADDRESS

HOME MEET THE BOARD SHAREHOLDER RESOURCES HOW TO VOTE How to Vote Your vote is extremely important no matter how many shares you own. Please submit your proxy vote in advance of the May 22, 2024 Annual Meeting in one of the ways outlined below, whether or not you plan to attend the Annual Meeting. Your board recommends you vote using the WHITE proxy card or WHITE voting instruction form provided by management to Vote FOR only Crown Castle’s 13 highly qualified and experienced director nominees.

WHITE PROXY CARD COMPANY NOMINEES Recommended by your Board FOR WITHHOLD P. Robert Bartolo

Cindy Christy

Ari Q. Fitzgerald

Jason Genrich

Andrea J. Goldsmith

Tammy K. Jones

Kevin T. Kabat

Anthony J. Melone

Steven J. Moskowitz

Sunit S. Patel

Bradley E. Singer

Kevin A. Stephens

Matthew Thornton, III

BOOTS NOMINEES Opposed by the Company FOR WITHHOLD Ted Miller

Tripp Rice

David Wheeler

Charles Green

Submit Your Vote To submit your vote, you must first locate your WHITE proxy card or WHITE voting instruction form. Once you have located your WHITE proxy card or WHITE voting instruction form, simply follow one of the three easy ways to vote below: Internet

To vote over the internet, go to the website specified on the WHITE proxy card, WHITE voting instruction form or notice you received and follow the instructions there. You will need the control number included on your WHITE proxy card, WHITE voting instruction form or notice.

If you received your proxy materials by e-mail, you may access the voting website by simply clicking on the “VOTE NOW” button shown in the e-mail. Telephone (IVR System) Vote by telephone by dialing the toll-free number indicated on the WHITE proxy card or WHITE voting instruction form, and follow the instructions. You will need the control number included on your WHITE proxy card or WHITE voting instruction form. Mail

Mark, sign, date and return the WHITE proxy card or WHITE voting instruction form by mail in the postage-paid envelope provided. If you cannot locate the envelope, simply return it to the address shown on each WHITE proxy card or WHITE voting instruction form you received. (Please note the return address may be different for shares held in different accounts.) You may receive solicitation materials from Mr. Miller, including an opposition proxy statement and gold proxy card. The Board does not endorse Boots Group’s nominees or Boots Group’s By-Laws Proposal and unanimously recommends shareholders discard any proxy materials from Boots Group. If you have already submitted a gold proxy card, you can revoke such proxy and vote for the Company’s director nominees on the WHITE proxy card. Only your latest validly executed proxy will count and any proxy may be revoked at any time prior to the 2024 Annual Meeting as described in the accompanying proxy statement. INVESTORS Dan Schlanger, CFO Kris Hinson, VP & Treasurer Crown Castle Inc. (713) 570-3050 MEDIA Andy Brimmer / Adam Pollack Joele Frank, Wilkinson Brimmer Katcher (212) 355-4449 QUESTIONS? Please contact the Company's proxy solicitor, INNISFREE M&A INCORPORATED, for assistance voting your shares at:

(877) 717-3904 (toll-free from the United States and Canada) or +1 (412) 232-3651 (from other locations) Sign Up for Updates NAME EMAIL ADDRESS